UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2006

PECO II, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-31283	34-1605456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1376 State Route 598, Galion, Ohio		44833
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (419) 468-7600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2006, PECO II, Inc. (the “Company”), in connection with the closing of the Company’s acquisition (the “Acquisition”) of assets that related to the Telecom Power Division of Delta Products Corporation (“Delta”), the Company, Delta Electronics, Inc. (“DEI”), an affiliate of Delta, and DEI Logistics (USA) Corporation (as to Section 19.14 only), an affiliate of Delta, entered into a supply agreement (the “Supply Agreement”) under which DEI granted the Company the right to purchase and incorporate modules and other components into the Company’s telecommunications systems and to market, promote and distribute the modules and other DEI technology in U.S. and Canadian markets. Such rights are exclusive to the Company for a period of 24 months. The Supply Agreement also provides that the Company and DEI will collaborate on developing additional technology with respect to system-level design and component-level design. The term of the Supply Agreement is 30 months. The foregoing description of the Supply Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Supply Agreement. A copy of the Supply Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

In consideration of the Acquisition, the Company issued 4,740,375 shares of its common stock without par value (the “Primary Shares”) to Delta and a warrant (the “Warrant”) to purchase such number of shares of its common stock without par value that, when aggregated with the Primary Shares, will represent 45% of its issued and outstanding shares of capital stock measured as of five business days before the exercise of the Warrant, at an exercise price of $2.00 per share, exercisable immediately upon its issuance on March 28, 2006, and for a period of 30 months thereafter. The Primary Shares and the Warrant were transferred by Delta to its affiliate, Delta International Holding Ltd. The Warrant is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 28, 2006, the Company and Delta consummated the transactions contemplated by an Asset Purchase Agreement, dated October 13, 2005, between the Company and Delta (the “Agreement”). At closing of the Agreement, the Company received assets consisting of exclusive rights to business supply agreements with wireline and wireless communications providers and related inventory and assumed the liabilities associated therewith of Delta’s U.S. and Canadian service provider business (the “Assets”).

In consideration for the purchase of the Assets, we issued the Primary Shares and the Warrant. The Primary Shares and the Warrant were valued at approximately $11,135,000 on the date of signing of the Agreement. In addition, the Company and DEI entered into the Supply Agreement as described in Item 1.01 of this Form 8-K.

The Company, together with certain of its board members and executive officers who are significant holders of the Company’s capital stock, and Delta previously entered into a voting agreement, dated October 13, 2005 (the “Voting Agreement”), pursuant to which, effective at the closing of the Agreement, the Company’s board of directors appointed Albert Chang to the Company’s board of directors to fill the board’s existing Class II director vacancy. As long as Delta or an affiliate holds or has the right to acquire at least 5% of the Company’s capital stock, Delta has the right to choose a designee for election to the Company’s board of directors as part of the management slate of nominees for inclusion in the Company’s proxy materials relating to the election of directors. In addition, each significant holder agrees to vote his or her shares of the Company’s capital stock to elect Delta’s designee as a member of the Company’s board of directors and Delta agrees to vote all of its shares of the Company’s capital stock to elect the board of director’s designees as members of the Company’s board of directors. Pursuant to the terms of the Voting Agreement, Delta has the right to designate a board observer to attend all meetings of the Company’s board of directors in a non-voting capacity, subject to the right of the Company’s board of directors to exclude the board observer from any meeting under certain circumstances.

The foregoing description of the Agreement, the Voting Agreement, and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement and the Voting Agreement. A copy of the Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, dated October 13, 2005, filed with the Securities and Exchange Commission on October 19, 2005, and is incorporated herein by reference, and a copy of the Voting Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K/A, dated October 13, 2005, filed with the Securities and Exchange Commission on January 20, 2006, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

See “Item 2.01 Completion of Acquisition or Disposition of Assets,” which is incorporated herein by reference. The Primary Shares and the Warrant were issued to Delta, an accredited investor, pursuant to an exemption from registration provided by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Delta represented in the Agreement that it was acquiring the securities for investment and not with a view toward resale or distribution to others. In addition, the issuance of the Primary Shares and the Warrant issued to Delta would be exempt from registration pursuant to Section 4(2) of the Securities Act, for “transactions by the issuer not involving any public offering.” The Primary Shares and the Warrant are “restricted” securities within the meaning of Rule 144 of the Securities Act and bear a legend to that effect.

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 28, 2006, the Company’s board of directors elected Albert Chang, age 45, to the Company’s board of directors as a Class II member, in connection with the closing of the Acquisition and pursuant to the terms of the Voting Agreement described in Item 2.01 of this Form 8-K. Mr. Chang has served as the General Manager of Power System Business Group II of DEI since January 2001. In connection with the closing of the Acquisition, we issued the Primary Shares and the Warrant to Delta, an affiliate of DEI. In addition, we entered into the Supply Agreement with DEI, as described in Item 1.01 of this Form 8-K. Prior to entering into the Supply Agreement, the Company purchased various components from DEI on an on-going basis. During 2005, the Company incurred $856,560 of expense for components purchased from DEI.

On March 28, 2006, Eugene V. Smith notified the Company of his resignation from the Company’s board of directors, effective March 29, 2006. Mr. Smith’s resignation was not due to any disagreement with the Company known to an executive officer of the Company.

Item 7.01 Regulation FD Disclosure.

The Company announced the closing of the Acquisition contemplated by the Agreement in a press release entitled, “PECO II Closes Transaction With Delta Group,” which is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this item will be filed by an amendment to this Form 8-K on or before June 13, 2006.

(b) Pro forma financial information.

The financial statements required by this item will be filed by an amendment to this Form 8-K on or before June 13, 2006.

(c) Exhibits.

Exhibit No.	Description
10.1	Supply Agreement, dated March 28, 2006, between the Company, Delta Electronics, Inc., and DEI Logistics (USA) Corporation (as to Section 19.14 only).

10.2	Common Stock Warrant issued to Delta Holding International Ltd.

99.1	Press Release, dated March 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO II, Inc.

Date: April 3, 2006	By:	/s/ John G. Heindel
John G. Heindel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Supply Agreement, dated March 28, 2006, between the Company, Delta Electronics, Inc., and DEI Logistics (USA) Corporation (as to Section 19.14 only).

10.2	Common Stock Warrant issued to Delta Holding International Ltd.

99.1	Press Release, dated March 28, 2006.